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                                                                  Exhibit 10(uu)

                               FIFTH AMENDMENT TO LEASE


     THIS FIFTH AMENDMENT TO LEASE is dated as of December 31, 1997 by and between CKR PARTNERS, L.L.C. ("Landlord"), having an office at 173 Rolling Hills Road, Skillman, New Jersey 08558, and BASE TEN SYSTEMS, INC. ("Tenant"), having an office at One Electronics Drive, Hamilton, New Jersey 08619.

    INTRODUCTORY STATEMENTS:

    A. By Lease dated October 28,1994 (the "Original Lease"), Landlord leased to Tenant and Tenant hired from Landlord certain lands and premises located in the Township of Hamilton, Mercer County, New Jersey, commonly known as One Electronics Drive.

    B. By Amendments to Lease dated December 23, 1994, May 30,1995, August 8, 1995 and August 25, 1995 (the "Prior Amendments"), the parties amended the Original Lease in certain respects. The Original Lease, as amended by the Prior Amendments, is hereafter called the "Lease".

    C. The parties desire to amend certain terms and conditions of the Lease.

    D. All capitalized terms used in this Second Amendment and not defined herein shall have the meanings given to them in the Lease.

    NOW, THEREFORE, in consideration of the foregoing, the parties agree that the Lease is hereby amended as follows, effective as of the date hereof:




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    1.   Landlord hereby consents to the subleasing of a portion of the
Premises by Tenant to STRATEGIC TECHNOLOGY SYSTEMS, INC. in accordance with a Sublease dated ___________________, 1997 (the "Sublease"), a true copy of which has been delivered to Landlord by Tenant.

    2.   Article XI is amended by the addition of the following Section 11.2:

         11.2 Notwithstanding the foregoing provisions of this Article, unless and until Tenant exercises its purchase option under Section 11.1, Landlord shall have the right to sell the Premises free and clear of Tenant's purchase option under Section 11.1, provided that the following conditions are satisfied:

              (a) Landlord receives from an independent third party a written offer (the "Offer") to purchase the Premises at a price and on terms which are acceptable to Landlord.

              (b) Landlord delivers to Tenant a copy of the Offer with a demand that Tenant agree to purchase the Premises within seven (7) days after its receipt of such notice (the "Referral Period") at the price and terms described in the Offer.

              (c) If Tenant fails, within the Referral Period, to agree to purchase the Premises as provided in the foregoing subsection, Landlord shall have the right to sell the Premises to the third party on the terms contained in the Offer free and clear of Tenant's purchase option under
    Section 11.1, and said Section 11.1 shall be null and void, providing that the closing of title takes place within two (2) months after the expiration of the Referral Period. If the closing does not take place within such two(2) month period or if the terms of the Offer change, Tenant's rights under this Article shall reinstated and Landlord shall be obligated to re-offer the Premises to Tenant in connection with any third party offer to purchase the Premises.

              (d) If Tenant elects to purchase the Premises within the Referral Period, the closing of title shall take place as described in
    Section 11.1, except that (i) the purchase price and terms shall be those contained in the Offer, (ii) Tenant shall be obligated to pay to Landlord, within ten (10) days after its agreement to purchase, a deposit equal to ten percent (10%) of the purchase price, and (iii) the closing of title shall take place within (60) days after Tenant's agreement to purchase the Premises.

    3. Except and as amended hereby, the Lease remains in full force and effect.

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    IN WITNESS WHEREOF, the parties have caused this Second Amendment to
Lease to be executed by their duly authorized representatives as of the first written herein.

                                            CKR PARTNERS, L.L.C.


                                            By:   /s/ Bruce D. Cowen
                                                  -------------------------
                                                  Bruce Cowen


                                                  -------------------------
                                                  Vincent Rocco

                                                  /s/ Myles Kranzler
                                                  -------------------------
                                                  Myles Kranzler

                                                  /s/ Mildred Kranzler
                                                  -------------------------
                                                  Mildred Kranzler



                                            BASE TEN SYSTEMS, INC.

                                            By:   /s/ Edward J. Klinsport
                                                  -------------------------



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     IN WITNESS WHEREOF, the parties have caused this Second Amendment to
Lease to be executed by their duly authorized representatives as of the date first written herein.


                                              CKR PARTNERS, L.L.C.
                                              By:
                                                    -------------------------
                                                    Bruce Cowen

                                                    /s/ Vincent Rocco
                                                    -------------------------
                                                    Vincent Rocco

                                                    /s/ Myles Kranzler
                                                    -------------------------
                                                    Myles Kranzler

                                                    -------------------------
                                                    Mildred Kranzler

                                              BASE TEN SYSTEMS, INC.

                                              By:   /s/ Edward J. Klinsport
                                                    -------------------------



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